UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 8, 2000
                                                      --------------

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                       0-29292               97-0431096
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(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


         2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (702) 841-4779
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ITEM 1. CHANGES IN CONTROL OR REGISTRANT.

     On or about August 7, 2000 registrant issued 38,000,000 shares of its common stock to Stefano Zorzi in an exchange (stock swap) for all of the assets of Oasis Technology.srl ("Oasis"), an Italian Corporation and a subsidiary of AmEurotech located in Verona, Italy. The acquisition was through a stock swap and Oasis is now a wholly-owned subsidiary of registrant. The registrant exchanged a total of 38,000,000 shares of its common stock for 100% of Oasis. A final version of this agreement was included in a Form 8-K filed on August 7, 2000.

     This acquisition makes Mr. Zorzi the majority shareholder in registrant. Mr. Zorzi owns approximately 55.31% of the outstanding common shares of registrant.

     Additional information will be provided in a subsequent Form 8-K.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     This information was reported in a Form 8-K filed on August 7, 2000.


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FORWARD-LOOKING STATEMENTS

     Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

ITEM 5.  OTHER EVENTS

     Registrant is in the process of issuing an additional total of 750,000 shares to 21st Equity Partners, LLC for work performed by that company in connection with the acquisition of Oasis. These shares will be registered with the SEC on a Form S-8. On September 20, 2000, the Company and 21st Equity Partners, LLC mutually terminated any and all agreements between them for 21st Equity Partners, LLC's services. 21st Equity Partners, LLC retained a portion of the consideration it was paid, and no further payments are due from the Company.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     The Board of Directors of registrant, with the exception of Reno J. Calabrigo resigned on August 8, 2000. Mr. Calabrigo shall continue as a director of registrant. In addition, Ms. Constance Patterson shall continue in her duties as Corporate Secretary to registrant.

     Mr. Tom Knowles has been appointed as the Chief Executive Officer and a director of registrant. In addition, Mr.Stefano Zorzi, the majority shareholder of registrant, has been appointed a director of registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS:

     Financial statements of Oasis Technology.srl ("Oasis") will be included in a future amendment to this Form 8-K.

EXHIBITS:

     No exhibits are filed with this Form 8-K:


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNET MULTI-MEDIA CORPORATION

Date   September 28, 2000
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                                             By: /s/ Tom Knowles
                                                -------------------------------
                                                 TOM KNOWLES, CEO AND DIRECTOR